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                                                            Exhibit 10.10

                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made and entered into by and between Farmers Group, Inc., a Nevada corporation (the "Company") and Martin D. Feinstein (the "Executive").

     The Executive is presently employed by the Company.

     The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. The Company, on behalf of itself and its stockholders, desires to continue to attract and retain well-qualified executive and key personnel who are an integral part of the management of the Company, such as the Executive, and to assure itself of continuity of management. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

     In order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

     2. Term. This Agreement shall commence on the date set forth above (the "Commencement Date") and shall expire on the last day of the twenty-fourth (24th) month immediately following the Commencement Date (the "Initial Term"), unless further extended or sooner terminated as hereinafter provided. Commencing on the first day of the twelfth (12th) month immediately following the Commencement Date, and on each anniversary of such date thereafter, the term of this Agreement shall automatically be extended for one additional year (each such one-year extension referred to hereafter as an "Extended Term"), unless, not later than twelve (12) months prior to the expiration of the Initial Term or any Extended Term, the Company shall have given notice to the Executive that it does not wish to extend this Agreement. In no event, however, shall the term of the Executive's employment hereunder extend beyond the date of the Executive's actual retirement in accordance with the Company's retirement policies in effect on the date hereof.

            Notwithstanding the foregoing, (a) if a Potential Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth
            (24th) month immediately following the date on which such Potential Change in Control occurred and (b) if a Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth (24th) month immediately following the date on which such Change in Control occurred; provided that, if such Potential Change in Control is abandoned prior to the occurrence of a Change in Control, this Agreement shall expire in accordance with the provisions hereof, without regard to such extension.

     3. Position and Duties. The Executive shall continue to serve in his current position and shall have such responsibilities, duties and authority as he may have as of the date hereof (or any position to which he may be promoted after the date hereof) and as may from time to time be


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            assigned to the Executive by the Board that are consistent with such responsibilities, duties and authority. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

     4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall continue to be based in his current location, except for required travel on the Company's business to an extent substantially consistent with the duties of the Executive.

     5.     Compensation and Related Matters.

            (a) Compensation. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual amount equal to the Executive's Cash Compensation at a rate not less than the rate in effect as of the date hereof or such higher rate as may from time to time be determined by the Board, such compensation to be paid in such installments as are customary from time to time for executive officers of the Company. This compensation may be increased from time to time in accordance with normal business practices of the Company and, if so increased, shall not thereafter during the term of this Agreement be decreased. Such compensation shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The Cash Compensation payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's Cash Compensation hereunder.

            (b) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company; provided that, such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            (c) Other Benefits. The Executive shall be entitled to continue to participate in all Company and Parent compensation, incentive, welfare or benefit plans or arrangements, as well as any plan or arrangement whereby the Executive may acquire securities of the Company or Parent in effect on the date hereof in which the Executive is participating, or subsequent plans or arrangements providing the Executive with substantially similar benefits thereunder, including without limitation the Company's Employees' Profit Sharing and Savings Plan, Employees' Pension Plan, Farmers Stock Incentive Plan, Employees' Stock Ownership Plan, the Farmers Executive Incentive Program (the "EIP"), the Premier Award Unit Plan (the "Premier Plan") and any other plan or arrangement to receive and exercise stock options or stock appreciation rights, supplemental pension plan, insured medical reimbursement plan, automobile benefits, executive financial planning, group life insurance plan, personal catastrophe liability insurance, medical, dental, accident and disability plans (each a "Benefit Plan"). The Executive shall be entitled to participate in or receive benefits under any Benefit Plan made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section. Any payments or benefits payable to the Executive hereunder in respect of any calendar year during which the


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                   Executive is employed by the Company for less than the
                   entire such year shall, unless otherwise provided in the applicable Benefit Plan be prorated in accordance with the number of days in such calendar year during which he is so employed.

            (d) Vacations. The Executive shall be entitled to no less than the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation policy as in effect on the date hereof.

            (e) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties as set forth in Section 3 hereof.

     6. Termination. Without prejudice to Section 2 hereof, the Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

            (a) Death. The Executive's employment hereunder shall terminate upon his death.

            (b) Disability. If, (i) as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties with the Company on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written "Notice of Termination" (as defined in Section 12 below) is thereafter given by the Company (which may occur before or after the end of such six month period) the Executive shall not have returned to the performance of his duties hereunder on a full-time basis, or (ii) the Executive becomes eligible for benefits under the Company's long-term disability plan or any successor plan, the Company may terminate this Agreement and the Executive's employment hereunder for "Disability."

            (c) Cause. The Company may, in writing and without prior notice, terminate the Executive's employment hereunder for Cause (except as otherwise provided in clause (iv) of subsection 13(d) (iv)). Notwithstanding the foregoing, the Executive shall have the right to contest his termination for Cause (for purposes of this Agreement) by mediation in accordance with the provisions of this Agreement as set forth in Section 17 herein.

            (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     7.     Compensation During Disability or Upon Termination.

            (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("Disability Period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 6(b) hereof; provided that, payments so made to the Executive during the Disability Period shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

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            (b)    If the Executive's employment is terminated by his death,
                   the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 11(b).

            (c) If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

            (d) If (1) in breach of this Agreement, the Company shall terminate the Executive's employment other than for Disability pursuant to Section 6(b) or for Cause (it being understood that a purported termination for Disability pursuant to Section 6(b) or for Cause which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or
                   (2) the Executive shall terminate his employment for Good Reason, then, subject to the provisions of Section 10 hereof, the Company shall:

                   (i) pay the Executive his full annual base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under any Benefit Plan at the time such payments are due;

                   (ii) subject to the provisions of Section 9 hereof, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, pay as liquidated damages to the Executive an amount equal to two (2) times the Executive's Cash Compensation, such payment to be made in a lump sum in cash, on or before the fifth day following the Date of Termination;

                   (iii) subject to the provisions of Section 9 hereof,
                         arrange to provide the Executive for two (2) years (or such shorter period as Executive may elect), with disability, life, accident and health insurance substantially similar to those insurance benefits which Executive is receiving immediately prior to the Notice of Termination (including coverage for dependents at the same per person cost as the Executive is then paying); provided that, benefits otherwise receivable by Executive pursuant to this subsection 6 (d)(iii) shall be reduced to the extent comparable benefits are actually received by the Executive during such two (2) year period following his termination (or such shorter period elected by the Executive), and any such benefits actually received by Executive shall be reported by him to the Company;

                   (iv) subject to the provisions of Section 9 hereof, pay the Executive a benefit under the Premier Plan (or other long term incentive plan) as if he had terminated employment by reason of his retirement (without regard to whether the Executive has, and without deeming the Executive to have, reached his normal retirement age) and as if any remaining performance criteria and any time period of service requirement had been waived; and

                   (v) subject to the provisions of Section 9 hereof, pay to the Executive a single lump sum payment equal to the excess of (x) over (y), where (x) is equal to the present lump sum value of the combined pension benefits that the Executive would receive under the Employees' Pension Plan (the "Pension Plan"), taking into account Article XV thereof, the Employee Benefits Restoration Plan (the

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                         "Restoration Plan") and providing supplemental
                         pension benefits (collectively, the "Plans"), at his earliest benefit commencement date under the Pension Plan computed by increasing, in the case of each Plan, the number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan, by two (2) years, and (y) is equal to the present lump sum value of the combined pension benefits actually payable to the Executive on his earliest benefit commencement date under the Pension Plan (taking into account Article XV thereof), the Restoration Plan and the Agreement based, in the case of each Plan, on the actual number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan. The foregoing lump sum present value amount, shall be computed using the actuarial factors under the Pension Plan in effect on the date of the Executive's termination of employment or, if earlier, the termination of the Pension Plan.

             Notwithstanding the foregoing, in the event the Executive does not have two (2) full years remaining until the Executive's mandatory-retirement date under the Company's retirement policies, for purposes of this Section 7, the minimum two (2) year period set forth above shall automatically be reduced to the number of years and/or partial years (measured by months) remaining until such Executive's retirement. For example, if Executive terminated his employment for Good Reason six months before mandatory retirement, the minimum two (2) year period set forth above would be reduced from 2 to 1.5. For purposes of this Agreement, the mandatory retirement age of an Executive shall be 65.

     8.      Indemnification for Excise Tax.

            (a) Notwithstanding any other provisions of this Agreement, in the event that any of the payments or benefits received or to be received by the Executive in connection with a "change in control" (as defined in Section 280G of the Code) (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the change in control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)
                   (B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment


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                   or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 8), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            (d) Preparation of Tax Return. The Company, at its expense, agrees to supply the Executive with advice from competent tax counsel as to whether said Executive must reflect and pay an excise tax under Sections 280G and 4999 of the Code on the filing of any federal income tax return of said Executive relating to the period or periods in which said Executive received payments or benefits under this Agreement which may result in the imposition of such an excise tax. If such tax counsel advises that such excise tax must be reflected and paid on such tax return, said Executive agrees to so reflect and pay such tax at which time the Company will reimburse said Executive in accordance with this Section 8. If such tax counsel advises that such excise tax need not be reflected and paid on such tax return, said Executive agrees to prepare and file his tax return in accordance with such advice. In either case the Company shall indemnify said Executive in accordance with Section 8(a) of this Agreement for any subsequent assessment of excise taxes made by the Internal Revenue Service under Section 4999 of the Code in accordance with the provisions of this Section 8.

            (e) Duty to Cooperate. The Executive agrees promptly to notify the Company in the event of any audit by the Internal Revenue Service ("IRS") in which the IRS asserts that any excise tax should be assessed against said Executive and to cooperate with the Company in contesting (at the Company's expense) any such proposed assessment. Said Executive agrees not to settle or compromise any such assessment without the Company's consent. If said Executive's failure to settle a proposed


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                   assessment with respect to such excise tax ("Proposed
                   Assessment") at the direction of the Company is the reason his overall audit cannot be finally resolved, then said Executive may demand that the Company consent to settle the Proposed Assessment. If the Company does not settle the Proposed Assessment, or consent to allow said Executive to settle, within sixty (60) days, the Company shall indemnify and hold harmless said Executive from any additional interest or penalties resulting from the delay in finally resolving the audit.

     9. Effect of Agreement on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan or other contract, plan or arrangement.

     10.    Restrictive Covenants.

            (a) During the term of this Agreement, Executive shall not, directly or indirectly, without the prior written consent of the Company, provide consultative service to (with or without pay), own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, officer, director, employee or otherwise) any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with the Company (a "Competitor of the Company"); provided that, the "beneficial ownership" by Executive, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations Exchange Act, of not more than five percent (5%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

            (b) Confidential Information. Executive acknowledges that in his employment hereunder he occupies a position of trust and confidence. During the term of the Agreement and for all periods thereafter, Executive shall not, except as may be required to perform his duties hereunder or as required by applicable law, and except for information which is or becomes publicly available other than as a result of a breach by the Executive of the provisions hereof, disclose to others or use, whether directly or indirectly, any Confidential Information. Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. The Executive agrees to deliver or return to the Company, at the Company's request at any time or upon termination or expiration of his employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Executive during the term of his employment by the Company.

            (c) Business Diversion. During the term of this Agreement and any Severance Period thereafter, Executive shall not, directly or indirectly, influence or attempt to influence customers or suppliers of the Company to divert their business to any Competitor of the Company.

            (d) Nonsolicitation. Executive recognizes that he will possess confidential information about other employees of the Company, relating to, among other things, their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers and customers of the Company. Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company and will be acquired by him because of his business position with the Company. Executive agrees that, during the term of

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                   this Agreement and for one (1) year thereafter, he will
                   not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by him or by any other person on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company.

     11.    Successors; Binding Agreement.

            (a) In connection with any agreement to which it is a party, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
                   Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     12. Notice/Notice of Termination. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company - Farmers Group, Inc., 4680 Wilshire Boulevard, Los Angeles, California 90010, Attention: Secretary; and if to the Executive at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Any purported termination of the Executive's employment by the Company or the Executive hereunder shall be communicated by a Notice of Termination to the other party as set forth herein. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision of Sections 6(b),
            (c) and (d) hereof.


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     13.    Definitions.

            Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 13.

            (a) Beneficial Owner. "Beneficial Owner" shall have the meaning of such term as defined in Rule 13d-3 of the Exchange Act.

            (b) Cash Compensation. "Cash Compensation" shall mean the sum of (x) the average of the final three (3) year's base salary of the Executive, and (y) an amount equal to the sum of (i) the average of the final three (3) year's cash bonus paid to the Executive under the EIP or any other bonus plan of the Company, for any of the fiscal years ended during the term of this Agreement, and (ii) the average of the amounts allocated to the Executive under the Employee's Profit Sharing and Savings Trust for such years.

            (c) Cause. "Cause" shall mean: (i) the commission of a felony (other than driving while intoxicated or while under the influence of alcohol or drugs), (ii) the engaging by Executive in misconduct involving dishonesty which is injurious to the Company, monetarily or otherwise or which is inimical to the effective performance of the Executive's duties, (iii) a willful dereliction of duty or intentional and malicious conduct contrary to the best interests of the Company or its business if such dereliction of duty or misconduct is not corrected within thirty (30) days after written notice hereof from the Company, (iv) a refusal to perform reasonable services customarily performed by the Executive (other than by reason of a Disability); unless such refusal, if capable of being corrected, is corrected within thirty (30) days after written notice thereof from the Company, or (v) the Executive's engaging in conduct that violates the Restrictive Covenants set forth in Section 10 hereof.

            (d) Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 30% or more of the combined voting power of the then outstanding securities of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iv) below; or

                   (ii) members of the public become the Beneficial Owners, directly or indirectly, of securities of the Company (other than Parent) representing 60% or more of the combined voting power of the then outstanding securities of the Company; or

                   (iii) the following individuals cease for any reason to
                         constitute a majority of the number of directors of the Board then serving: individuals who, on the date hereof, constitute such board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by such board or nomination for election by stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                   (iv) there is consummated a merger or consolidation of the Company, Parent or any direct or indirect subsidiary of the Company with any other corporation, other than
                         (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent, the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of Parent or the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company, other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                   (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company, to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (e) Confidential Information. "Confidential Information" shall mean information about the Company and its respective suppliers, clients and customers that is not disclosed by the Company for financial reporting purposes and that was learned by Executive in the course of his employment hereunder, including (without limitation) proprietary knowledge, trade secrets, market research, data, formulae, information and supplier, client and customer lists and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information.

            (f) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, and (iv) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected).

            (g) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" if it occurs within twelve (12) months of any of the following without the Executive's express written consent:

                   (i) the assignment to the Executive by the Company of duties inconsistent with, or a substantial adverse alteration in the nature or status of, Executive's responsibilities as of the date hereof;

                   (ii) a reduction by the Company in the Executive's annual Cash Compensation as in effect on the date hereof or as in effect from time to time if such amounts are increased during the term of this Agreement;

                   (iii) any failure by the Company to continue in effect
                         without substantial change any Benefit Plan, or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan (including a more than 10% reduction from the highest percentage of available EIP award paid in the three (3) immediately preceding calendar years to the Executive) or deprive the Executive of any material fringe benefit currently enjoyed by the Executive unless an equitable substitute arrangement (embodied in an ongoing substitute or alternative Benefit Plan) has been made for the benefit of the Executive with respect to the Benefit Plan in question;

                   (iv) any material breach by the Company of any provision of this Agreement which, if capable of being rectified by the Company, is not rectified within thirty (30) days of notice (which notice specifies the nature of such breach);

                   (v) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company; or

                   (vi) any purported termination of the Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 12 above, and for purposes of this Agreement, no such purported termination shall be effective.

            (i)    Parent.   "Parent" shall mean the ultimate controlling
                   parent of the Company.

            (j)    Person.   "Person" shall have the meaning of such term as
                   used in Section (3)(a)(9) of the Exchange Act.

            (k) Potential Change in Control. A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) the Company, Parent or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                   (ii) in connection with the purchase of the voting securities of the Company, any person, or group of persons, file or are required to file, an application seeking approval of insurance regulatory authorities relative to the acquisition of control of a domestic insurer or reciprocal exchanges;

                   (iii) the Company or Parent enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                   (iv) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company).

                   For purposes of this Agreement, a Potential Change in Control shall be deemed to have been abandoned if, prior to a Change in Control (and provided that no Change in Control occurs within 180 days thereafter), (A) in connection with a Potential Change in Control described in (k)(i) above, an announcement is made recanting such intention, (B) in connection with a Potential Change in control described in
                   (k)(ii) above such approval is formally rejected, (C) in connection with a Potential Change in Control described in
                   (k)(iii) above, such agreement is abandoned prior to consummation, (D) in connection with a Potential Change in Control described in (k)(iv) above, such Person ceases to be a Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of such securities; or (E) the Board adopts a resolution to the effect that, for purposes of this Agreement, such Potential Change in Control has been abandoned.

     14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement.

     15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     17. Mediation. Before any party commences an action for damages or other relief (except injunctive relief that is sought by the Company for an alleged violation of Section 10 of this Agreement), Executive and the Company agree to submit any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity thereof (a "Dispute") to non-binding mediation. The mediation provided for in this Section shall occur before a retired judge who shall be selected by the parties from JAMS/Endispute. If the parties are unable to agree upon a mediator, a mediator will be selected from JAMS/Endispute pursuant to its applicable rules then in existence. The mediation shall occur within 45 days following the appointment of the mediator. In connection with the mediation, each party shall bear his or its own attorneys' fees and costs and the mediator's fee shall be paid in equal shares by the parties to the mediation. Notwithstanding the foregoing, the

          Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 10 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond and, provided further that, the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     18. Controlling Law. This Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with laws of the State of California (excluding its conflict of laws, principles, statutes or other similar laws) including all matters of construction, validity, performance and enforcement.

     19. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

FARMERS GROUP, INC., a Nevada corporation



By:   /s/    Jason L. Katz
   ---------------------------
Name:        Jason L. Katz
Title:       Senior Vice President and
             General Counsel


Martin D. Feinstein


/s/   Martin D. Feinstein
------------------------------
         (Signature)

      Martin D. Feinstein
------------------------------
           (Name)

                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made and entered into by and between Farmers Group, Inc., a Nevada corporation (the "Company") and Jason L. Katz (the "Executive").

     The Executive is presently employed by the Company.

     The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. The Company, on behalf of itself and its stockholders, desires to continue to attract and retain well-qualified executive and key personnel who are an integral part of the management of the Company, such as the Executive, and to assure itself of continuity of management. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

     In order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

     2. Term. This Agreement shall commence on the date set forth above (the "Commencement Date") and shall expire on the last day of the twenty-fourth (24th) month immediately following the Commencement Date (the "Initial Term"), unless further extended or sooner terminated as hereinafter provided. Commencing on the first day of the twelfth (12th) month immediately following the Commencement Date, and on each anniversary of such date thereafter, the term of this Agreement shall automatically be extended for one additional year (each such one-year extension referred to hereafter as an "Extended Term"), unless, not later than twelve (12) months prior to the expiration of the Initial Term or any Extended Term, the Company shall have given notice to the Executive that it does not wish to extend this Agreement. In no event, however, shall the term of the Executive's employment hereunder extend beyond the date of the Executive's actual retirement in accordance with the Company's retirement policies in effect on the date hereof.

            Notwithstanding the foregoing, (a) if a Potential Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth
            (24th) month immediately following the date on which such Potential Change in Control occurred and (b) if a Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth (24th) month immediately following the date on which such Change in Control occurred; provided that, if such Potential Change in Control is abandoned prior to the occurrence of a Change in Control, this Agreement shall expire in accordance with the provisions hereof, without regard to such extension.

     3. Position and Duties. The Executive shall continue to serve in his current position and shall have such responsibilities, duties and authority as he may have as of the date hereof (or any position to which he may be promoted after the date hereof) and as may from time to time be assigned to the Executive by the Board that are consistent with such responsibilities, duties and authority. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

     4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall continue to be based in his current location, except for required travel on the Company's business to an extent substantially consistent with the duties of the Executive.

     5.     Compensation and Related Matters.

            (a) Compensation. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual amount equal to the Executive's Cash Compensation at a rate not less than the rate in effect as of the date hereof or such higher rate as may from time to time be determined by the Board, such compensation to be paid in such installments as are customary from time to time for executive officers of the Company. This compensation may be increased from time to time in accordance with normal business practices of the Company and, if so increased, shall not thereafter during the term of this Agreement be decreased. Such compensation shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The Cash Compensation payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's Cash Compensation hereunder.

            (b) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company; provided that, such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            (c) Other Benefits. The Executive shall be entitled to continue to participate in all Company and Parent compensation, incentive, welfare or benefit plans or arrangements, as well as any plan or arrangement whereby the Executive may acquire securities of the Company or Parent in effect on the date hereof in which the Executive is participating, or subsequent plans or arrangements providing the Executive with substantially similar benefits thereunder, including without limitation the Company's Employees' Profit Sharing and Savings Plan, Employees' Pension Plan, Farmers Stock Incentive Plan, Employees' Stock Ownership Plan, the Farmers Executive Incentive Program (the "EIP"), the Premier Award Unit Plan (the "Premier Plan") and any other plan or arrangement to receive and exercise stock options or stock appreciation rights, supplemental pension plan, insured medical reimbursement plan, automobile benefits, executive financial planning, group life insurance plan, personal catastrophe liability insurance, medical, dental, accident and disability plans (each a "Benefit Plan"). The Executive shall be entitled to participate in or receive benefits under any Benefit Plan made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section. Any payments or benefits payable to the Executive hereunder in respect of any calendar year during which the

                   Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable Benefit Plan be prorated in accordance with the number of days in such calendar year during which he is so employed.

            (d) Vacations. The Executive shall be entitled to no less than the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation policy as in effect on the date hereof.

            (e) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties as set forth in Section 3 hereof.

     6. Termination. Without prejudice to Section 2 hereof, the Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

            (a) Death. The Executive's employment hereunder shall terminate upon his death.

            (b) Disability. If, (i) as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties with the Company on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written "Notice of Termination" (as defined in Section 12 below) is thereafter given by the Company (which may occur before or after the end of such six month period) the Executive shall not have returned to the performance of his duties hereunder on a full-time basis, or (ii) the Executive becomes eligible for benefits under the Company's long-term disability plan or any successor plan, the Company may terminate this Agreement and the Executive's employment hereunder for "Disability."

            (c) Cause. The Company may, in writing and without prior notice, terminate the Executive's employment hereunder for Cause (except as otherwise provided in clause (iv) of subsection 13(d) (iv)). Notwithstanding the foregoing, the Executive shall have the right to contest his termination for Cause (for purposes of this Agreement) by mediation in accordance with the provisions of this Agreement as set forth in Section 17 herein.

            (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     7.     Compensation During Disability or Upon Termination.

            (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("Disability Period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 6(b) hereof; provided that, payments so made to the Executive during the Disability Period shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

            (b) If the Executive's employment is terminated by his death, the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 11(b).

            (c) If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

            (d) If (1) in breach of this Agreement, the Company shall terminate the Executive's employment other than for Disability pursuant to Section 6(b) or for Cause (it being understood that a purported termination for Disability pursuant to Section 6(b) or for Cause which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or
                   (2) the Executive shall terminate his employment for Good Reason, then, subject to the provisions of Section 10 hereof, the Company shall:

                   (i) pay the Executive his full annual base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under any Benefit Plan at the time such payments are due;

                   (ii) subject to the provisions of Section 9 hereof, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, pay as liquidated damages to the Executive an amount equal to two (2) times the Executive's Cash Compensation, such payment to be made in a lump sum in cash, on or before the fifth day following the Date of Termination;

                   (iii) subject to the provisions of Section 9 hereof,
                         arrange to provide the Executive for two (2) years (or such shorter period as Executive may elect), with disability, life, accident and health insurance substantially similar to those insurance benefits which Executive is receiving immediately prior to the Notice of Termination (including coverage for dependents at the same per person cost as the Executive is then paying); provided that, benefits otherwise receivable by Executive pursuant to this subsection 6 (d)(iii) shall be reduced to the extent comparable benefits are actually received by the Executive during such two (2) year period following his termination (or such shorter period elected by the Executive), and any such benefits actually received by Executive shall be reported by him to the Company;

                   (iv) subject to the provisions of Section 9 hereof, pay the Executive a benefit under the Premier Plan (or other long term incentive plan) as if he had terminated employment by reason of his retirement (without regard to whether the Executive has, and without deeming the Executive to have, reached his normal retirement age) and as if any remaining performance criteria and any time period of service requirement had been waived; and

                   (v) subject to the provisions of Section 9 hereof, pay to the Executive a single lump sum payment equal to the excess of (x) over (y), where (x) is equal to the present lump sum value of the combined pension benefits that the Executive would receive under the Employees' Pension Plan (the "Pension Plan"), taking into account Article XV thereof, the Employee Benefits Restoration Plan (the

                         "Restoration Plan") and providing supplemental pension benefits (collectively, the "Plans"), at his earliest benefit commencement date under the Pension Plan computed by increasing, in the case of each Plan, the number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan, by two
                         (2) years, and (y) is equal to the present lump sum value of the combined pension benefits actually payable to the Executive on his earliest benefit commencement date under the Pension Plan (taking into account Article XV thereof), the Restoration Plan and the Agreement based, in the case of each Plan, on the actual number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan. The foregoing lump sum present value amount, shall be computed using the actuarial factors under the Pension Plan in effect on the date of the Executive's termination of employment or, if earlier, the termination of the Pension Plan.

             Notwithstanding the foregoing, in the event the Executive does not have two (2) full years remaining until the Executive's mandatory-retirement date under the Company's retirement policies, for purposes of this Section 7, the minimum two (2) year period set forth above shall automatically be reduced to the number of years and/or partial years (measured by months) remaining until such Executive's retirement. For example, if Executive terminated his employment for Good Reason six months before mandatory retirement, the minimum two (2) year period set forth above would be reduced from 2 to 1.5. For purposes of this Agreement, the mandatory retirement age of an Executive shall be 65.

     8.      Indemnification for Excise Tax.

            (a) Notwithstanding any other provisions of this Agreement, in the event that any of the payments or benefits received or to be received by the Executive in connection with a "change in control" (as defined in Section 280G of the Code) (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the change in control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)
                   (B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 8), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            (d) Preparation of Tax Return. The Company, at its expense, agrees to supply the Executive with advice from competent tax counsel as to whether said Executive must reflect and pay an excise tax under Sections 280G and 4999 of the Code on the filing of any federal income tax return of said Executive relating to the period or periods in which said Executive received payments or benefits under this Agreement which may result in the imposition of such an excise tax. If such tax counsel advises that such excise tax must be reflected and paid on such tax return, said Executive agrees to so reflect and pay such tax at which time the Company will reimburse said Executive in accordance with this Section 8. If such tax counsel advises that such excise tax need not be reflected and paid on such tax return, said Executive agrees to prepare and file his tax return in accordance with such advice. In either case the Company shall indemnify said Executive in accordance with Section 8(a) of this Agreement for any subsequent assessment of excise taxes made by the Internal Revenue Service under Section 4999 of the Code in accordance with the provisions of this Section 8.

            (e) Duty to Cooperate. The Executive agrees promptly to notify the Company in the event of any audit by the Internal Revenue Service ("IRS") in which the IRS asserts that any excise tax should be assessed against said Executive and to cooperate with the Company in contesting (at the Company's expense) any such proposed assessment. Said Executive agrees not to settle or compromise any such assessment without the Company's consent. If said Executive's failure to settle a proposed assessment with respect to such excise tax ("Proposed Assessment") at the direction of the Company is the reason his overall audit cannot be finally resolved, then said Executive may demand that the Company consent to settle the Proposed Assessment. If the Company does not settle the Proposed Assessment, or consent to allow said Executive to settle, within sixty (60) days, the Company shall indemnify and hold harmless said Executive from any additional interest or penalties resulting from the delay in finally resolving the audit.

     9. Effect of Agreement on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan or other contract, plan or arrangement.

     10.    Restrictive Covenants.

            (a) During the term of this Agreement, Executive shall not, directly or indirectly, without the prior written consent of the Company, provide consultative service to (with or without pay), own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, officer, director, employee or otherwise) any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with the Company (a "Competitor of the Company"); provided that, the "beneficial ownership" by Executive, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations Exchange Act, of not more than five percent (5%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

            (b) Confidential Information. Executive acknowledges that in his employment hereunder he occupies a position of trust and confidence. During the term of the Agreement and for all periods thereafter, Executive shall not, except as may be required to perform his duties hereunder or as required by applicable law, and except for information which is or becomes publicly available other than as a result of a breach by the Executive of the provisions hereof, disclose to others or use, whether directly or indirectly, any Confidential Information. Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. The Executive agrees to deliver or return to the Company, at the Company's request at any time or upon termination or expiration of his employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Executive during the term of his employment by the Company.

            (c) Business Diversion. During the term of this Agreement and any Severance Period thereafter, Executive shall not, directly or indirectly, influence or attempt to influence customers or suppliers of the Company to divert their business to any Competitor of the Company.

            (d) Nonsolicitation. Executive recognizes that he will possess confidential information about other employees of the Company, relating to, among other things, their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers and customers of the Company. Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company and will be acquired by him because of his business position with the Company. Executive agrees that, during the term of this Agreement and for one (1) year thereafter, he will not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by him or by any other person on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company.

     11.    Successors; Binding Agreement.

            (a) In connection with any agreement to which it is a party, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
                   Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     12. Notice/Notice of Termination. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company - Farmers Group, Inc., 4680 Wilshire Boulevard, Los Angeles, California 90010, Attention: Secretary; and if to the Executive at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Any purported termination of the Executive's employment by the Company or the Executive hereunder shall be communicated by a Notice of Termination to the other party as set forth herein. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision of Sections 6(b),
            (c) and (d) hereof.

     13.    Definitions.

            Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 13.

            (a) Beneficial Owner. "Beneficial Owner" shall have the meaning of such term as defined in Rule 13d-3 of the Exchange Act.

            (b) Cash Compensation. "Cash Compensation" shall mean the sum of (x) the average of the final three (3) year's base salary of the Executive, and (y) an amount equal to the sum of (i) the average of the final three (3) year's cash bonus paid to the Executive under the EIP or any other bonus plan of the Company, for any of the fiscal years ended during the term of this Agreement, and (ii) the average of the amounts allocated to the Executive under the Employee's Profit Sharing and Savings Trust for such years.

            (c) Cause. "Cause" shall mean: (i) the commission of a felony (other than driving while intoxicated or while under the influence of alcohol or drugs), (ii) the engaging by Executive in misconduct involving dishonesty which is injurious to the Company, monetarily or otherwise or which is inimical to the effective performance of the Executive's duties, (iii) a willful dereliction of duty or intentional and malicious conduct contrary to the best interests of the Company or its business if such dereliction of duty or misconduct is not corrected within thirty (30) days after written notice thereof from the Company, (iv) a refusal to perform reasonable services customarily performed by the Executive (other than by reason of a Disability); unless such refusal, if capable of being corrected, is corrected within thirty (30) days after written notice thereof from the Company, or (v) the Executive's engaging in conduct that violates the Restrictive Covenants set forth in Section 10 hereof.

            (d) Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 30% or more of the combined voting power of the then outstanding securities of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iv) below; or

                   (ii) members of the public become the Beneficial Owners, directly or indirectly, of securities of the Company (other than Parent) representing 60% or more of the combined voting power of the then outstanding securities of the Company; or

                   (iii) the following individuals cease for any reason to
                         constitute a majority of the number of directors of the Board then serving: individuals who, on the date hereof, constitute such board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by such board or nomination for election by stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                   (iv) there is consummated a merger or consolidation of the Company, Parent or any direct or indirect subsidiary of the Company with any other corporation, other than
                         (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent, the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of Parent or the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company, other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                   (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company, to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (e) Confidential Information. "Confidential Information" shall mean information about the Company and its respective suppliers, clients and customers that is not disclosed by the Company for financial reporting purposes and that was learned by Executive in the course of his employment hereunder, including (without limitation) proprietary knowledge, trade secrets, market research, data, formulae, information and supplier, client and customer lists and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information.

            (f) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, and (iv) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected).

            (g) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" if it occurs within twelve (12) months of any of the following without the Executive's express written consent:

                   (i) the assignment to the Executive by the Company of duties inconsistent with, or a substantial adverse alteration in the nature or status of, Executive's responsibilities as of the date hereof;

                   (ii) a reduction by the Company in the Executive's annual Cash Compensation as in effect on the date hereof or as in effect from time to time if such amounts are increased during the term of this Agreement;

                   (iii) any failure by the Company to continue in effect
                         without substantial change any Benefit Plan, or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan (including a more than 10% reduction from the highest percentage of available EIP award paid in the three (3) immediately preceding calendar years to the Executive) or deprive the Executive of any material fringe benefit currently enjoyed by the Executive unless an equitable substitute arrangement (embodied in an ongoing substitute or alternative Benefit Plan) has been made for the benefit of the Executive with respect to the Benefit Plan in question;

                   (iv) any material breach by the Company of any provision of this Agreement which, if capable of being rectified by the Company, is not rectified within thirty (30) days of notice (which notice specifies the nature of such breach);

                   (v) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company; or

                   (vi) any purported termination of the Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 12 above, and for purposes of this Agreement, no such purported termination shall be effective.

            (i)    Parent.   "Parent" shall mean the ultimate controlling
                   parent of the Company.

            (j)    Person.   "Person" shall have the meaning of such term as
                   used in Section (3)(a)(9) of the Exchange Act.

            (k) Potential Change in Control. A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) the Company, Parent or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                   (ii) in connection with the purchase of the voting securities of the Company, any person, or group of persons, file or are required to file, an application seeking approval of insurance regulatory authorities relative to the acquisition of control of a domestic insurer or reciprocal exchanges;

                   (iii) the Company or Parent enters into an agreement, the
                         consummation of which would result in the occurrence of a Change in Control;

                   (iv) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company).

                   For purposes of this Agreement, a Potential Change in Control shall be deemed to have been abandoned if, prior to a Change in Control (and provided that no Change in Control occurs within 180 days thereafter), (A) in connection with a Potential Change in Control described in (k)(i) above, an announcement is made recanting such intention, (B) in connection with a Potential Change in control described in
                   (k)(ii) above such approval is formally rejected, (C) in connection with a Potential Change in Control described in
                   (k)(iii) above, such agreement is abandoned prior to consummation, (D) in connection with a Potential Change in Control described in (k)(iv) above, such Person ceases to be a Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of such securities; or (E) the Board adopts a resolution to the effect that, for purposes of this Agreement, such Potential Change in Control has been abandoned.

     14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement.

     15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     17. Mediation. Before any party commences an action for damages or other relief (except injunctive relief that is sought by the Company for an alleged violation of Section 10 of this Agreement), Executive and the Company agree to submit any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity thereof (a "Dispute") to non-binding mediation. The mediation provided for in this Section shall occur before a retired judge who shall be selected by the parties from JAMS/Endispute. If the parties are unable to agree upon a mediator, a mediator will be selected from JAMS/Endispute pursuant to its applicable rules then in existence. The mediation shall occur within 45 days following the appointment of the mediator. In connection with the mediation, each party shall bear his or its own attorneys' fees and costs and the mediator's fee shall be paid in equal shares by the parties to the mediation. Notwithstanding the foregoing, the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 10 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond and, provided further that, the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     18. Controlling Law. This Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with laws of the State of California (excluding its conflict of laws, principles, statutes or other similar laws) including all matters of construction, validity, performance and enforcement.

     19. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

FARMERS GROUP, INC., a Nevada corporation



By:   /s/    Martin D. Feinstein
   -----------------------------
Name:        Martin D. Feinstein
Title:       President


Jason L. Katz


/s/   Jason L. Katz
------------------------------
         (Signature)

      Jason L. Katz
------------------------------
           (Name)

                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made and entered into by and between Farmers Group, Inc., a Nevada corporation (the "Company") and James A. MacKinnon (the "Executive").

     The Executive is presently employed by the Company.

     The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. The Company, on behalf of itself and its stockholders, desires to continue to attract and retain well-qualified executive and key personnel who are an integral part of the management of the Company, such as the Executive, and to assure itself of continuity of management. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

     In order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

     2. Term. This Agreement shall commence on the date set forth above (the "Commencement Date") and shall expire on the last day of the twenty-fourth (24th) month immediately following the Commencement Date (the "Initial Term"), unless further extended or sooner terminated as hereinafter provided. Commencing on the first day of the twelfth (12th) month immediately following the Commencement Date, and on each anniversary of such date thereafter, the term of this Agreement shall automatically be extended for one additional year (each such one-year extension referred to hereafter as an "Extended Term"), unless, not later than twelve (12) months prior to the expiration of the Initial Term or any Extended Term, the Company shall have given notice to the Executive that it does not wish to extend this Agreement. In no event, however, shall the term of the Executive's employment hereunder extend beyond the date of the Executive's actual retirement in accordance with the Company's retirement policies in effect on the date hereof.

            Notwithstanding the foregoing, (a) if a Potential Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth
            (24th) month immediately following the date on which such Potential Change in Control occurred and (b) if a Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth (24th) month immediately following the date on which such Change in Control occurred; provided that, if such Potential Change in Control is abandoned prior to the occurrence of a Change in Control, this Agreement shall expire in accordance with the provisions hereof, without regard to such extension.

     3. Position and Duties. The Executive shall continue to serve in his current position and shall have such responsibilities, duties and authority as he may have as of the date hereof (or any position to which he may be promoted after the date hereof) and as may from time to time be assigned to the Executive by the Board that are consistent with such responsibilities, duties and authority. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

     4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall continue to be based in his current location, except for required travel on the Company's business to an extent substantially consistent with the duties of the Executive.

     5.     Compensation and Related Matters.

            (a) Compensation. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual amount equal to the Executive's Cash Compensation at a rate not less than the rate in effect as of the date hereof or such higher rate as may from time to time be determined by the Board, such compensation to be paid in such installments as are customary from time to time for executive officers of the Company. This compensation may be increased from time to time in accordance with normal business practices of the Company and, if so increased, shall not thereafter during the term of this Agreement be decreased. Such compensation shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The Cash Compensation payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's Cash Compensation hereunder.

            (b) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company; provided that, such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            (c) Other Benefits. The Executive shall be entitled to continue to participate in all Company and Parent compensation, incentive, welfare or benefit plans or arrangements, as well as any plan or arrangement whereby the Executive may acquire securities of the Company or Parent in effect on the date hereof in which the Executive is participating, or subsequent plans or arrangements providing the Executive with substantially similar benefits thereunder, including without limitation the Company's Employees' Profit Sharing and Savings Plan, Employees' Pension Plan, Farmers Stock Incentive Plan, Employees' Stock Ownership Plan, the Farmers Executive Incentive Program (the "EIP"), the Premier Award Unit Plan (the "Premier Plan") and any other plan or arrangement to receive and exercise stock options or stock appreciation rights, supplemental pension plan, insured medical reimbursement plan, automobile benefits, executive financial planning, group life insurance plan, personal catastrophe liability insurance, medical, dental, accident and disability plans (each a "Benefit Plan"). The Executive shall be entitled to participate in or receive benefits under any Benefit Plan made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section. Any payments or benefits payable to the Executive hereunder in respect of any calendar year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable Benefit Plan be prorated in accordance with the number of days in such calendar year during which he is so employed.

            (d) Vacations. The Executive shall be entitled to no less than the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation policy as in effect on the date hereof.

            (e) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties as set forth in Section 3 hereof.

     6. Termination. Without prejudice to Section 2 hereof, the Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

            (a) Death. The Executive's employment hereunder shall terminate upon his death.

            (b) Disability. If, (i) as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties with the Company on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written "Notice of Termination" (as defined in Section 12 below) is thereafter given by the Company (which may occur before or after the end of such six month period) the Executive shall not have returned to the performance of his duties hereunder on a full-time basis, or (ii) the Executive becomes eligible for benefits under the Company's long-term disability plan or any successor plan, the Company may terminate this Agreement and the Executive's employment hereunder for "Disability."

            (c) Cause. The Company may, in writing and without prior notice, terminate the Executive's employment hereunder for Cause (except as otherwise provided in clause (iv) of subsection 13(d) (iv)). Notwithstanding the foregoing, the Executive shall have the right to contest his termination for Cause (for purposes of this Agreement) by mediation in accordance with the provisions of this Agreement as set forth in Section 17 herein.

            (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     7.     Compensation During Disability or Upon Termination.

            (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("Disability Period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 6(b) hereof; provided that, payments so made to the Executive during the Disability Period shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

            (b) If the Executive's employment is terminated by his death, the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 11(b).

            (c) If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

            (d) If (1) in breach of this Agreement, the Company shall terminate the Executive's employment other than for Disability pursuant to Section 6(b) or for Cause (it being understood that a purported termination for Disability pursuant to Section 6(b) or for Cause which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or
                   (2) the Executive shall terminate his employment for Good Reason, then, subject to the provisions of Section 10 hereof, the Company shall:

                   (i) pay the Executive his full annual base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under any Benefit Plan at the time such payments are due;

                   (ii) subject to the provisions of Section 9 hereof, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, pay as liquidated damages to the Executive an amount equal to two (2) times the Executive's Cash Compensation, such payment to be made in a lump sum in cash, on or before the fifth day following the Date of Termination;

                   (iii) subject to the provisions of Section 9 hereof,
                         arrange to provide the Executive for two (2) years (or such shorter period as Executive may elect), with disability, life, accident and health insurance substantially similar to those insurance benefits which Executive is receiving immediately prior to the Notice of Termination (including coverage for dependents at the same per person cost as the Executive is then paying); provided that, benefits otherwise receivable by Executive pursuant to this subsection 6 (d)(iii) shall be reduced to the extent comparable benefits are actually received by the Executive during such two (2) year period following his termination (or such shorter period elected by the Executive), and any such benefits actually received by Executive shall be reported by him to the Company;

                   (iv) subject to the provisions of Section 9 hereof, pay the Executive a benefit under the Premier Plan (or other long term incentive plan) as if he had terminated employment by reason of his retirement (without regard to whether the Executive has, and without deeming the Executive to have, reached his normal retirement age) and as if any remaining performance criteria and any time period of service requirement had been waived; and

                   (v) subject to the provisions of Section 9 hereof, pay to the Executive a single lump sum payment equal to the excess of (x) over (y), where (x) is equal to the present lump sum value of the combined pension benefits Executive would receive under the Employees' Pension Plan (the "Pension Plan"), taking into account Article XV thereof, the Employee Benefits Restoration Plan (the "Restoration Plan") and providing supplemental pension benefits (collectively, the

                         "Plans"), at his earliest benefit commencement date under the Pension Plan computed by increasing, in the case of each Plan, the number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan, by two (2) years, and (y) is equal to the present lump sum value of the combined pension benefits actually payable to the Executive on his earliest benefit commencement date under the Pension Plan (taking into account Article XV thereof), the Restoration Plan and the Agreement based, in the case of each Plan, on the actual number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan. The foregoing lump sum present value amount, shall be computed using the actuarial factors under the Pension Plan in effect on the date of the Executive's termination of employment or, if earlier, the termination of the Pension Plan.

             Notwithstanding the foregoing, in the event the Executive does not have two (2) full years remaining until the Executive's mandatory-retirement date under the Company's retirement policies, for purposes of this Section 7, the minimum two (2) year period set forth above shall automatically be reduced to the number of years and/or partial years (measured by months) remaining until such Executive's retirement. For example, if Executive terminated his employment for Good Reason six months before mandatory retirement, the minimum two (2) year period set forth above would be reduced from 2 to 1.5. For purposes of this Agreement, the mandatory retirement age of an Executive shall be 65.

     8.      Indemnification for Excise Tax.

            (a) Notwithstanding any other provisions of this Agreement, in the event that any of the payments or benefits received or to be received by the Executive in connection with a "change in control" (as defined in Section 280G of the Code) (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the change in control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)
                   (B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this
                   Section 8), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            (d) Preparation of Tax Return. The Company, at its expense, agrees to supply the Executive with advice from competent tax counsel as to whether said Executive must reflect and pay an excise tax under Sections 280G and 4999 of the Code on the filing of any federal income tax return of said Executive relating to the period or periods in which said Executive received payments or benefits under this Agreement which may result in the imposition of such an excise tax. If such tax counsel advises that such excise tax must be reflected and paid on such tax return, said Executive agrees to so reflect and pay such tax at which time the Company will reimburse said Executive in accordance with this Section 8. If such tax counsel advises that such excise tax need not be reflected and paid on such tax return, said Executive agrees to prepare and file his tax return in accordance with such advice. In either case the Company shall indemnify said Executive in accordance with Section 8(a) of this Agreement for any subsequent assessment of excise taxes made by the Internal Revenue Service under Section 4999 of the Code in accordance with the provisions of this Section 8.

            (e) Duty to Cooperate. The Executive agrees promptly to notify the Company in the event of any audit by the Internal Revenue Service ("IRS") in which the IRS asserts that any excise tax should be assessed against said Executive and to cooperate with the Company in contesting (at the Company's expense) any such proposed assessment. Said Executive agrees not to settle or compromise any such assessment without the Company's consent. If said Executive's failure to settle a proposed assessment with respect to such excise tax ("Proposed Assessment") at the direction of the Company is the reason his overall audit cannot be finally resolved, then said Executive may demand that the Company consent to settle the Proposed Assessment. If the Company does not settle the Proposed Assessment, or consent to allow said Executive to settle, within sixty (60) days, the Company shall indemnify and hold harmless said Executive from any additional interest or penalties resulting from the delay in finally resolving the audit.

     9. Effect of Agreement on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan or other contract, plan or arrangement.

     10.    Restrictive Covenants.

            (a) During the term of this Agreement, Executive shall not, directly or indirectly, without the prior written consent of the Company, provide consultative service to (with or without pay), own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, officer, director, employee or otherwise) any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with the Company (a "Competitor of the Company"); provided that, the "beneficial ownership" by Executive, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations Exchange Act, of not more than five percent (5%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

            (b) Confidential Information. Executive acknowledges that in his employment hereunder he occupies a position of trust and confidence. During the term of the Agreement and for all periods thereafter, Executive shall not, except as may be required to perform his duties hereunder or as required by applicable law, and except for information which is or becomes publicly available other than as a result of a breach by the Executive of the provisions hereof, disclose to others or use, whether directly or indirectly, any Confidential Information. Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. The Executive agrees to deliver or return to the Company, at the Company's request at any time or upon termination or expiration of his employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Executive during the term of his employment by the Company.

            (c) Business Diversion. During the term of this Agreement and any Severance Period thereafter, Executive shall not, directly or indirectly, influence or attempt to influence customers or suppliers of the Company to divert their business to any Competitor of the Company.

            (d) Nonsolicitation. Executive recognizes that he will possess confidential information about other employees of the Company, relating to, among other things, their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers and customers of the Company. Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company and will be acquired by him because of his business position with the Company. Executive agrees that, during the term of this Agreement and for one (1) year thereafter, he will not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by him or by any other person on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company.

     11.    Successors; Binding Agreement.

            (a) In connection with any agreement to which it is a party, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
                   Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     12. Notice/Notice of Termination. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company - Farmers Group, Inc., 4680 Wilshire Boulevard, Los Angeles, California 90010, Attention: Secretary; and if to the Executive at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Any purported termination of the Executive's employment by the Company or the Executive hereunder shall be communicated by a Notice of Termination to the other party as set forth herein. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision of Sections 6(b),
            (c) and (d) hereof.

     13.    Definitions.

            Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 13.

            (a) Beneficial Owner. "Beneficial Owner" shall have the meaning of such term as defined in Rule 13d-3 of the Exchange Act.

            (b) Cash Compensation. "Cash Compensation" shall mean the sum of (x) the average of the final three (3) year's base salary of the Executive, and (y) an amount equal to the sum of (i) the average of the final three (3) year's cash bonus paid to the Executive under the EIP or any other bonus plan of the Company, for any of the fiscal years ended during the term of this Agreement, and (ii) the average of the amounts allocated to the Executive under the Employee's Profit Sharing and Savings Trust for such years.

            (c) Cause. "Cause" shall mean: (i) the commission of a felony (other than driving while intoxicated or while under the influence of alcohol or drugs), (ii) the engaging by Executive in misconduct involving dishonesty which is injurious to the Company, monetarily or otherwise or which is inimical to the effective performance of the Executive's duties, (iii) a willful dereliction of duty or intentional and malicious conduct contrary to the best interests of the Company or its business if such dereliction of duty or misconduct is not corrected within thirty (30) days after written notice hereof from the Company, (iv) a refusal to perform reasonable services customarily performed by the Executive (other than by reason of a Disability); unless such refusal, if capable of being corrected, is corrected within thirty (30) days after written notice thereof from the Company, or (v) the Executive's engaging in conduct that violates the Restrictive Covenants set forth in Section 10 hereof.

            (d) Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 30% or more of the combined voting power of the then outstanding securities of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iv) below; or

                   (ii) members of the public become the Beneficial Owners, directly or indirectly, of securities of the Company (other than Parent) representing 60% or more of the combined voting power of the then outstanding securities of the Company; or

                   (iii) the following individuals cease for any reason to
                         constitute a majority of the number of directors of the Board then serving: individuals who, on the date hereof, constitute such board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by such board or nomination for election by stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                   (iv) there is consummated a merger or consolidation of the Company, Parent or any direct or indirect subsidiary of the Company with any other corporation, other than
                         (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent, the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of Parent or the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company, other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                   (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company, to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (e) Confidential Information. "Confidential Information" shall mean information about the Company and its respective suppliers, clients and customers that is not disclosed by the Company for financial reporting purposes and that was learned by Executive in the course of his employment hereunder, including (without limitation) proprietary knowledge, trade secrets, market research, data, formulae, information and supplier, client and customer lists and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information.

            (f) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, and (iv) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected).

            (g) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" if it occurs within twelve (12) months of any of the following without the Executive's express written consent:

                   (i) the assignment to the Executive by the Company of duties inconsistent with, or a substantial adverse alteration in the nature or status of, Executive's responsibilities as of the date hereof;

                   (ii) a reduction by the Company in the Executive's annual Cash Compensation as in effect on the date hereof or as in effect from time to time if such amounts are increased during the term of this Agreement;

                   (iii) any failure by the Company to continue in effect
                         without substantial change any Benefit Plan, or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan (including a more than 10% reduction from the highest percentage of available EIP award paid in the three (3) immediately preceding calendar years to the Executive) or deprive the Executive of any material fringe benefit currently enjoyed by the Executive unless an equitable substitute arrangement (embodied in an ongoing substitute or alternative Benefit Plan) has been made for the benefit of the Executive with respect to the Benefit Plan in question;

                   (iv) any material breach by the Company of any provision of this Agreement which, if capable of being rectified by the Company, is not rectified within thirty (30) days of notice (which notice specifies the nature of such breach);

                   (v) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company; or

                   (vi) any purported termination of the Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 12 above, and for purposes of this Agreement, no such purported termination shall be effective.

            (i)    Parent.   "Parent" shall mean the ultimate controlling
                   parent of the Company.

            (j)    Person.   "Person" shall have the meaning of such term as
                   used in Section (3)(a)(9) of the Exchange Act.

            (k) Potential Change in Control. A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) the Company, Parent or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                   (ii) in connection with the purchase of the voting securities of the Company, any person, or group of persons, file or are required to file, an application seeking approval of insurance regulatory authorities relative to the acquisition of control of a domestic insurer or reciprocal exchanges;

                   (iii) the Company or Parent enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                   (iv) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company).

                   For purposes of this Agreement, a Potential Change in Control shall be deemed to have been abandoned if, prior to a Change in Control (and provided that no Change in Control occurs within 180 days thereafter), (A) in connection with a Potential Change in Control described in (k)(i) above, an announcement is made recanting such intention, (B) in connection with a Potential Change in control described in
                   (k)(ii) above such approval is formally rejected, (C) in connection with a Potential Change in Control described in
                   (k)(iii) above, such agreement is abandoned prior to consummation, (D) in connection with a Potential Change in Control described in (k)(iv) above, such Person ceases to be a Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of such securities; or (E) the Board adopts a resolution to the effect that, for purposes of this Agreement, such Potential Change in Control has been abandoned.

     14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement.

     15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     17. Mediation. Before any party commences an action for damages or other relief (except injunctive relief that is sought by the Company for an alleged violation of Section 10 of this Agreement), Executive and the Company agree to submit any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity thereof (a "Dispute") to non-binding mediation. The mediation provided for in this Section shall occur before a retired judge who shall be selected by the parties from JAMS/Endispute. If the parties are unable to agree upon a mediator, a mediator will be selected from JAMS/Endispute pursuant to its applicable rules then in existence. The mediation shall occur within 45 days following the appointment of the mediator. In connection with the mediation, each party shall bear his or its own attorneys' fees and costs and the mediator's fee shall be paid in equal shares by the parties to the mediation. Notwithstanding the foregoing, the

          Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 10 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond and, provided further that, the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     18. Controlling Law. This Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with laws of the State of California (excluding its conflict of laws, principles, statutes or other similar laws) including all matters of construction, validity, performance and enforcement.

     19. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

FARMERS GROUP, INC., a Nevada corporation



By:   /s/    Jason L. Katz
   ---------------------------
Name:        Jason L. Katz
Title:       Senior Vice President and
             General Counsel


James A. MacKinnon


/s/   James A. MacKinnon
------------------------------
         (Signature)

      James A. MacKinnon
------------------------------
           (Name)

                         EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made and entered into by and between Farmers Group, Inc., a Nevada corporation (the "Company") and Keitha T. Schofield (the "Executive").

     The Executive is presently employed by the Company.

     The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. The Company, on behalf of itself and its stockholders, desires to continue to attract and retain well-qualified executive and key personnel who are an integral part of the management of the Company, such as the Executive, and to assure itself of continuity of management. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

     In order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

     2. Term. This Agreement shall commence on the date set forth above (the "Commencement Date") and shall expire on the last day of the twenty-fourth (24th) month immediately following the Commencement Date (the "Initial Term"), unless further extended or sooner terminated as hereinafter provided. Commencing on the first day of the twelfth (12th) month immediately following the Commencement Date, and on each anniversary of such date thereafter, the term of this Agreement shall automatically be extended for one additional year (each such one-year extension referred to hereafter as an "Extended Term"), unless, not later than twelve (12) months prior to the expiration of the Initial Term or any Extended Term, the Company shall have given notice to the Executive that it does not wish to extend this Agreement. In no event, however, shall the term of the Executive's employment hereunder extend beyond the date of the Executive's actual retirement in accordance with the Company's retirement policies in effect on the date hereof.

            Notwithstanding the foregoing, (a) if a Potential Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth
            (24th) month immediately following the date on which such Potential Change in Control occurred and (b) if a Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth (24th) month immediately following the date on which such Change in Control occurred; provided that, if such Potential Change in Control is abandoned prior to the occurrence of a Change in Control, this Agreement shall expire in accordance with the provisions hereof, without regard to such extension.

     3. Position and Duties. The Executive shall continue to serve in his current position and shall have such responsibilities, duties and authority as he may have as of the date hereof (or any position to which he may be promoted after the date hereof) and as may from time to time be assigned to the Executive by the Board that are consistent with such responsibilities, duties and authority. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

     4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall continue to be based in his current location, except for required travel on the Company's business to an extent substantially consistent with the duties of the Executive.

     5.     Compensation and Related Matters.

            (a) Compensation. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual amount equal to the Executive's Cash Compensation at a rate not less than the rate in effect as of the date hereof or such higher rate as may from time to time be determined by the Board, such compensation to be paid in such installments as are customary from time to time for executive officers of the Company. This compensation may be increased from time to time in accordance with normal business practices of the Company and, if so increased, shall not thereafter during the term of this Agreement be decreased. Such compensation shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The Cash Compensation payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's Cash Compensation hereunder.

            (b) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company; provided that, such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            (c) Other Benefits. The Executive shall be entitled to continue to participate in all Company and Parent compensation, incentive, welfare or benefit plans or arrangements, as well as any plan or arrangement whereby the Executive may acquire securities of the Company or Parent in effect on the date hereof in which the Executive is participating, or subsequent plans or arrangements providing the Executive with substantially similar benefits thereunder, including without limitation the Company's Employees' Profit Sharing and Savings Plan, Employees' Pension Plan, Farmers Stock Incentive Plan, Employees' Stock Ownership Plan, the Farmers Executive Incentive Program (the "EIP"), the Premier Award Unit Plan (the "Premier Plan") and any other plan or arrangement to receive and exercise stock options or stock appreciation rights, supplemental pension plan, insured medical reimbursement plan, automobile benefits, executive financial planning, group life insurance plan, personal catastrophe liability insurance, medical, dental, accident and disability plans (each a "Benefit Plan"). The Executive shall be entitled to participate in or receive benefits under any Benefit Plan made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section. Any payments or benefits payable to the Executive hereunder in respect of any calendar year during which the

                   Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable Benefit Plan be prorated in accordance with the number of days in such calendar year during which he is so employed.

            (d) Vacations. The Executive shall be entitled to no less than the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation policy as in effect on the date hereof.

            (e) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties as set forth in Section 3 hereof.

     6. Termination. Without prejudice to Section 2 hereof, the Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

            (a) Death. The Executive's employment hereunder shall terminate upon his death.

            (b) Disability. If, (i) as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties with the Company on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written "Notice of Termination" (as defined in Section 12 below) is thereafter given by the Company (which may occur before or after the end of such six month period) the Executive shall not have returned to the performance of his duties hereunder on a full-time basis, or (ii) the Executive becomes eligible for benefits under the Company's long-term disability plan or any successor plan, the Company may terminate this Agreement and the Executive's employment hereunder for "Disability."

            (c) Cause. The Company may, in writing and without prior notice, terminate the Executive's employment hereunder for Cause (except as otherwise provided in clause (iv) of subsection 13(d) (iv)). Notwithstanding the foregoing, the Executive shall have the right to contest his termination for Cause (for purposes of this Agreement) by mediation in accordance with the provisions of this Agreement as set forth in Section 17 herein.

            (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     7.     Compensation During Disability or Upon Termination.

            (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("Disability Period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 6(b) hereof; provided that, payments so made to the Executive during the Disability Period shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

            (b) If the Executive's employment is terminated by his death, the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 11(b).

            (c) If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

            (d) If (1) in breach of this Agreement, the Company shall terminate the Executive's employment other than for Disability pursuant to Section 6(b) or for Cause (it being understood that a purported termination for Disability pursuant to Section 6(b) or for Cause which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or
                   (2) the Executive shall terminate his employment for Good Reason, then, subject to the provisions of Section 10 hereof, the Company shall:

                   (i) pay the Executive his full annual base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under any Benefit Plan at the time such payments are due;

                   (ii) subject to the provisions of Section 9 hereof, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, pay as liquidated damages to the Executive an amount equal to two (2) times the Executive's Cash Compensation, such payment to be made in a lump sum in cash, on or before the fifth day following the Date of Termination;

                   (iii) subject to the provisions of Section 9 hereof,
                         arrange to provide the Executive for two (2) years (or such shorter period as Executive may elect), with disability, life, accident and health insurance substantially similar to those insurance benefits which Executive is receiving immediately prior to the Notice of Termination (including coverage for dependents at the same per person cost as the Executive is then paying); provided that, benefits otherwise receivable by Executive pursuant to this subsection 6 (d)(iii) shall be reduced to the extent comparable benefits are actually received by the Executive during such two (2) year period following his termination (or such shorter period elected by the Executive), and any such benefits actually received by Executive shall be reported by him to the Company;

                   (iv) subject to the provisions of Section 9 hereof, pay the Executive a benefit under the Premier Plan (or other long term incentive plan) as if he had terminated employment by reason of his retirement (without regard to whether the Executive has, and without deeming the Executive to have, reached his normal retirement age) and as if any remaining performance criteria and any time period of service requirement had been waived; and

                   (v) subject to the provisions of Section 9 hereof, pay to the Executive a single lump sum payment equal to the excess of (x) over (y), where (x) is equal to the present lump sum value of the combined pension benefits that the Executive would receive under the Employees' Pension Plan (the "Pension Plan"), taking into account Article XV thereof, the Employee Benefits Restoration Plan (the

                         "Restoration Plan") and providing supplemental pension benefits (collectively, the "Plans"), at his earliest benefit commencement date under the Pension Plan computed by increasing, in the case of each Plan, the number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan, by two (2) years, and (y) is equal to the present lump sum value of the combined pension benefits actually payable to the Executive on his earliest benefit commencement date under the Pension
                         Plan (taking into account Article XV thereof), the Restoration Plan and the Agreement based, in the case of each Plan, on the actual number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan. The foregoing lump sum present value amount, shall be computed using the actuarial factors under the Pension Plan in effect on the date of the Executive's termination of employment or, if earlier, the termination of the Pension Plan.

             Notwithstanding the foregoing, in the event the Executive does not have two (2) full years remaining until the Executive's mandatory-retirement date under the Company's retirement policies, for purposes of this Section 7, the minimum two (2) year period set forth above shall automatically be reduced to the number of years and/or partial years (measured by months) remaining until such Executive's retirement. For example, if Executive terminated his employment for Good Reason six months before mandatory retirement, the minimum two (2) year period set forth above would be reduced from 2 to 1.5. For purposes of this Agreement, the mandatory retirement age of an Executive shall be 65.

     8.      Indemnification for Excise Tax.

            (a) Notwithstanding any other provisions of this Agreement, in the event that any of the payments or benefits received or to be received by the Executive in connection with a "change in control" (as defined in Section 280G of the Code) (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the change in control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)
                   (B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 8), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            (d) Preparation of Tax Return. The Company, at its expense, agrees to supply the Executive with advice from competent tax counsel as to whether said Executive must reflect and pay an excise tax under Sections 280G and 4999 of the Code on the filing of any federal income tax return of said Executive relating to the period or periods in which said Executive received payments or benefits under this Agreement which may result in the imposition of such an excise tax. If such tax counsel advises that such excise tax must be reflected and paid on such tax return, said Executive agrees to so reflect and pay such tax at which time the Company will reimburse said Executive in accordance with this Section 8. If such tax counsel advises that such excise tax need not be reflected and paid on such tax return, said Executive agrees to prepare and file his tax return in accordance with such advice. In either case the Company shall indemnify said Executive in accordance with Section 8(a) of this Agreement for any subsequent assessment of excise taxes made by the Internal Revenue Service under Section 4999 of the Code in accordance with the provisions of this Section 8.

            (e) Duty to Cooperate. The Executive agrees promptly to notify the Company in the event of any audit by the Internal Revenue Service ("IRS") in which the IRS asserts that any excise tax should be assessed against said Executive and to cooperate with the Company in contesting (at the Company's expense) any such proposed assessment. Said Executive agrees not to settle or compromise any such assessment without the Company's consent. If said Executive's failure to settle a proposed assessment with respect to such excise tax ("Proposed Assessment") at the direction of the Company is the reason his overall audit cannot be finally resolved, then said Executive may demand that the Company consent to settle the Proposed Assessment. If the Company does not settle the Proposed Assessment, or consent to allow said Executive to settle, within sixty (60) days, the Company shall indemnify and hold harmless said Executive from any additional interest or penalties resulting from the delay in finally resolving the audit.

     9. Effect of Agreement on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan or other contract, plan or arrangement.

     10.    Restrictive Covenants.

            (a) During the term of this Agreement, Executive shall not, directly or indirectly, without the prior written consent of the Company, provide consultative service to (with or without pay), own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, officer, director, employee or otherwise) any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with the Company (a "Competitor of the Company"); provided that, the "beneficial ownership" by Executive, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations Exchange Act, of not more than five percent (5%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

            (b) Confidential Information. Executive acknowledges that in his employment hereunder he occupies a position of trust and confidence. During the term of the Agreement and for all periods thereafter, Executive shall not, except as may be required to perform his duties hereunder or as required by applicable law, and except for information which is or becomes publicly available other than as a result of a breach by the Executive of the provisions hereof, disclose to others or use, whether directly or indirectly, any Confidential Information. Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. The Executive agrees to deliver or return to the Company, at the Company's request at any time or upon termination or expiration of his employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Executive during the term of his employment by the Company.

            (c) Business Diversion. During the term of this Agreement and any Severance Period thereafter, Executive shall not, directly or indirectly, influence or attempt to influence customers or suppliers of the Company to divert their business to any Competitor of the Company.

            (d) Nonsolicitation. Executive recognizes that he will possess confidential information about other employees of the Company, relating to, among other things, their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers and customers of the Company. Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company and will be acquired by him because of his business position with the Company. Executive agrees that, during the term of this Agreement and for one (1) year thereafter, he will not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by him or by any other person on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company.

     11.    Successors; Binding Agreement.

            (a) In connection with any agreement to which it is a party, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
                   Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     12. Notice/Notice of Termination. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company - Farmers Group, Inc., 4680 Wilshire Boulevard, Los Angeles, California 90010, Attention: Secretary; and if to the Executive at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Any purported termination of the Executive's employment by the Company or the Executive hereunder shall be communicated by a Notice of Termination to the other party as set forth herein. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision of Sections 6(b),
            (c) and (d) hereof.

     13.    Definitions.

            Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 13.

            (a) Beneficial Owner. "Beneficial Owner" shall have the meaning of such term as defined in Rule 13d-3 of the Exchange Act.

            (b) Cash Compensation. "Cash Compensation" shall mean the sum of (x) the average of the final three (3) year's base salary of the Executive, and (y) an amount equal to the sum of (i) the average of the final three (3) year's cash bonus paid to the Executive under the EIP or any other bonus plan of the Company, for any of the fiscal years ended during the term of this Agreement, and (ii) the average of the amounts allocated to the Executive under the Employee's Profit Sharing and Savings Trust for such years.

            (c) Cause. "Cause" shall mean: (i) the commission of a felony (other than driving while intoxicated or while under the influence of alcohol or drugs), (ii) the engaging by Executive in misconduct involving dishonesty which is injurious to the Company, monetarily or otherwise or which is inimical to the effective performance of the Executive's duties, (iii) a willful dereliction of duty or intentional and malicious conduct contrary to the best interests of the Company or its business if such dereliction of duty or misconduct is not corrected within thirty (30) days after written notice hereof from the Company, (iv) a refusal to perform reasonable services customarily performed by the Executive (other than by reason of a Disability); unless such refusal, if capable of being corrected, is corrected within thirty (30) days after written notice thereof from the Company, or (v) the Executive's engaging in conduct that violates the Restrictive Covenants set forth in Section 10 hereof.

            (d) Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 30% or more of the combined voting power of the then outstanding securities of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iv) below; or

                   (ii) members of the public become the Beneficial Owners, directly or indirectly, of securities of the Company (other than Parent) representing 60% or more of the combined voting power of the then outstanding securities of the Company; or

                   (iii) the following individuals cease for any reason to
                         constitute a majority of the number of directors of the Board then serving: individuals who, on the date hereof, constitute such board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by such board or nomination for election by stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                   (iv) there is consummated a merger or consolidation of the Company, Parent or any direct or indirect subsidiary of the Company with any other corporation, other than
                         (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent, the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of Parent or the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company, other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                   (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company, to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (e) Confidential Information. "Confidential Information" shall mean information about the Company and its respective suppliers, clients and customers that is not disclosed by the Company for financial reporting purposes and that was learned by Executive in the course of his employment hereunder, including (without limitation) proprietary knowledge, trade secrets, market research, data, formulae, information and supplier, client and customer lists and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information.

            (f) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, and (iv) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected).

            (g) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" if it occurs within twelve (12) months of any of the following without the Executive's express written consent:

                   (i) the assignment to the Executive by the Company of duties inconsistent with, or a substantial adverse alteration in the nature or status of, Executive's responsibilities as of the date hereof;

                   (ii) a reduction by the Company in the Executive's annual Cash Compensation as in effect on the date hereof or as in effect from time to time if such amounts are increased during the term of this Agreement;

                   (iii) any failure by the Company to continue in effect
                         without substantial change any Benefit Plan, or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan (including a more than 10% reduction from the highest percentage of available EIP award paid in the three (3) immediately preceding calendar years to the Executive) or deprive the Executive of any material fringe benefit currently enjoyed by the Executive unless an equitable substitute arrangement (embodied in an ongoing substitute or alternative Benefit Plan) has been made for the benefit of the Executive with respect to the Benefit Plan in question;

                   (iv) any material breach by the Company of any provision of this Agreement which, if capable of being rectified by the Company, is not rectified within thirty (30) days of notice (which notice specifies the nature of such breach);

                   (v) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company; or

                   (vi) any purported termination of the Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 12 above, and for purposes of this Agreement, no such purported termination shall be effective.

            (i)    Parent.   "Parent" shall mean the ultimate controlling
                   parent of the Company.

            (j)    Person.   "Person" shall have the meaning of such term as
                   used in Section (3)(a)(9) of the Exchange Act.

            (k) Potential Change in Control. A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) the Company, Parent or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                   (ii) in connection with the purchase of the voting securities of the Company, any person, or group of persons, file or are required to file, an application seeking approval of insurance regulatory authorities relative to the acquisition of control of a domestic insurer or reciprocal exchanges;

                   (iii) the Company or Parent enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                   (iv) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company).

                   For purposes of this Agreement, a Potential Change in Control shall be deemed to have been abandoned if, prior to a Change in Control (and provided that no Change in Control occurs within 180 days thereafter), (A) in connection with a Potential Change in Control described in (k)(i) above, an announcement is made recanting such intention, (B) in connection with a Potential Change in control described in
                   (k)(ii) above such approval is formally rejected, (C) in connection with a Potential Change in Control described in
                   (k)(iii) above, such agreement is abandoned prior to consummation, (D) in connection with a Potential Change in Control described in (k)(iv) above, such Person ceases to be a Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of such securities; or (E) the Board adopts a resolution to the effect that, for purposes of this Agreement, such Potential Change in Control has been abandoned.

     14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement.

     15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     17. Mediation. Before any party commences an action for damages or other relief (except injunctive relief that is sought by the Company for an alleged violation of Section 10 of this Agreement), Executive and the Company agree to submit any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity thereof (a "Dispute") to non-binding mediation. The mediation provided for in this Section shall occur before a retired judge who shall be selected by the parties from JAMS/Endispute. If the parties are unable to agree upon a mediator, a mediator will be selected from JAMS/Endispute pursuant to its applicable rules then in existence. The mediation shall occur within 45 days following the appointment of the mediator. In connection with the mediation, each party shall bear his or its own attorneys' fees and costs and the mediator's fee shall be paid in equal shares by the parties to the mediation. Notwithstanding the foregoing, the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 10 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond and, provided further that, the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     18. Controlling Law. This Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with laws of the State of California (excluding its conflict of laws, principles, statutes or other similar laws) including all matters of construction, validity, performance and enforcement.

     19. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

FARMERS GROUP, INC., a Nevada corporation



By:   /s/    Jason L. Katz
   -------------------------------
Name:        Jason L. Katz
Title:       Senior Vice President and
             General Counsel


Keitha T. Schofield


/s/   Keitha T. Schofield
------------------------------
         (Signature)

      Keitha T. Schofield
------------------------------
           (Name)

                           EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made and entered into by and between Farmers Group, Inc., a Nevada corporation (the "Company") and Paul G. Secord (the "Executive").

     The Executive is presently employed by the Company.

     The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. The Company, on behalf of itself and its stockholders, desires to continue to attract and retain well-qualified executive and key personnel who are an integral part of the management of the Company, such as the Executive, and to assure itself of continuity of management. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

     In order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

     2. Term. This Agreement shall commence on the date set forth above (the "Commencement Date") and shall expire on the last day of the twenty-fourth (24th) month immediately following the Commencement Date, unless further extended or sooner terminated as hereinafter provided. In no event, however, shall the term of the Executive's employment hereunder extend beyond the date of the Executive's actual retirement in accordance with the Company's retirement policies in effect on the date hereof.

            Notwithstanding the foregoing, (a) if a Potential Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth
            (24th) month immediately following the date on which such Potential Change in Control occurred and (b) if a Change in Control shall have occurred during the Initial Term or any Extended Term, the term of this Agreement shall be extended and shall continue in effect through the last day of the twenty-fourth (24th) month immediately following the date on which such Change in Control occurred; provided that, if such Potential Change in Control is abandoned prior to the occurrence of a Change in Control, this Agreement shall expire in accordance with the provisions hereof, without regard to such extension.

     3. Position and Duties. The Executive shall serve in his current position or any other position to which he may from time to time be assigned by the Board and shall have such responsibilities, duties and authority as may be appropriate for his then existing position whether or not consistent with his current responsibilities, duties and authority. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

     4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall be based in his current location or such other location to which he may be assigned by the Board from time to time.

     5.     Compensation and Related Matters.

            (a) Compensation. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual amount equal to the Executive's Cash Compensation at a rate not less than the rate in effect as of the date hereof or such higher rate as may from time to time be determined by the Board, such compensation to be paid in such installments as are customary from time to time for executive officers of the Company. This compensation may be increased from time to time in accordance with normal business practices of the Company and, if so increased, shall not thereafter during the term of this Agreement be decreased. Such compensation shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The Cash Compensation payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's Cash Compensation hereunder.

            (b) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company; provided that, such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            (c) Other Benefits. The Executive shall be entitled to continue to participate in all Company and Parent compensation, incentive, welfare or benefit plans or arrangements, as well as any plan or arrangement whereby the Executive may acquire securities of the Company or Parent in effect on the date hereof in which the Executive is participating, or subsequent plans or arrangements providing the Executive with substantially similar benefits thereunder, including without limitation the Company's Employees' Profit Sharing and Savings Plan, Employees' Pension Plan, Farmers Stock Incentive Plan, Employees' Stock Ownership Plan, the Farmers Executive Incentive Program (the "EIP"), the Premier Award Unit Plan (the "Premier Plan") and any other plan or arrangement to receive and exercise stock options or stock appreciation rights, supplemental pension plan, insured medical reimbursement plan, automobile benefits, executive financial planning, group life insurance plan, personal catastrophe liability insurance, medical, dental, accident and disability plans (each a "Benefit Plan"). The Executive shall be entitled to participate in or receive benefits under any Benefit Plan made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any Benefit Plan presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section. Any payments or benefits payable to the Executive hereunder in respect of any calendar year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable Benefit Plan be prorated in accordance with the number of days in such calendar year during which he is so employed.

            (d) Vacations. The Executive shall be entitled to no less than the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation policy as in effect on the date hereof.

            (e) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his then existing duties in accordance with the terms of
                   Section 3 hereof.

     6. Termination. Without prejudice to Section 2 hereof, the Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

            (a) Death. The Executive's employment hereunder shall terminate upon his death.

            (b) Disability. If, (i) as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties with the Company on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written "Notice of Termination" (as defined in Section 12 below) is thereafter given by the Company (which may occur before or after the end of such six month period) the Executive shall not have returned to the performance of his duties hereunder on a full-time basis, or (ii) the Executive becomes eligible for benefits under the Company's long-term disability plan or any successor plan, the Company may terminate this Agreement and the Executive's employment hereunder for "Disability."

            (c) Cause. The Company may, in writing and without prior notice, terminate the Executive's employment hereunder for Cause (except as otherwise provided in clause (iv) of subsection 13(c)). Notwithstanding the foregoing, the Executive shall have the right to contest his termination for Cause (for purposes of this Agreement) by mediation in accordance with the provisions of this Agreement as set forth in Section 17 herein.

            (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     7.     Compensation During Disability or Upon Termination.

            (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("Disability Period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 6(b) hereof; provided that, payments so made to the Executive during the Disability Period shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

            (b) If the Executive's employment is terminated by his death, the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 11(b).

            (c) If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

            (d) If (1) in breach of this Agreement, the Company shall terminate the Executive's employment other than for Disability pursuant to Section 6(b) or for Cause (it being understood that a purported termination for Disability pursuant to Section 6(b) or for Cause which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or
                   (2) the Executive shall terminate his employment for Good Reason, then, subject to the provisions of Section 10 hereof, the Company shall:

                   (i) pay the Executive his full annual base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under any Benefit Plan at the time such payments are due;

                   (ii) subject to the provisions of Section 9 hereof, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, pay as liquidated damages to the Executive an amount equal to the Executive's Cash Compensation (as defined below), times a fraction the numerator of which is the number of months remaining in the then current term of the Agreement, and the denominator of which is twelve (12), such payment to be made in a lump sum in cash, on or before the fifth day following the Date of Termination;

                   (iii) subject to the provisions of Section 9 hereof,
                         arrange to provide the Executive for one (1) year
                         (or such shorter period as Executive may elect), with disability, life, accident and health insurance substantially similar to those insurance benefits which Executive is receiving immediately prior to the Notice of Termination (including coverage for dependents at the same per person cost as the Executive is then paying); provided that, benefits otherwise receivable by Executive pursuant to this subsection 6 (d)(iii) shall be reduced to the extent comparable benefits are actually received by the Executive during such one (1) year period following his termination (or such shorter period elected by the Executive), and any such benefits actually received by Executive shall be reported by him to the Company;

                   (iv) subject to the provisions of Section 9 hereof, pay the Executive a benefit under the Premier Plan (or other long term incentive plan) as if he had terminated employment by reason of his retirement (without regard to whether the Executive has, and without deeming the Executive to have, reached his normal retirement age) and as if any remaining performance criteria and any time period of service requirement had been waived; and

                   (v) subject to the provisions of Section 9 hereof, pay to the Executive a single lump sum payment equal to the excess of (x) over (y), where (x) is equal to the present lump sum value of the combined pension benefits that the Executive would receive under the Employees' Pension Plan (the "Pension Plan"), taking into account Article XV thereof, the Employee Benefits Restoration Plan (the "Restoration Plan") and providing supplemental pension benefits (collectively, the "Plans"), at his earliest benefit commencement date under the Pension Plan computed by increasing, in the case of each Plan, the number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan, by two (2) years, and (y) is equal to the present lump sum value of the combined pension benefits actually payable to the Executive on his earliest benefit commencement date under the Pension Plan (taking into account
                         Article XV thereof), the Restoration Plan and the Agreement based, in the case of each Plan, on the actual number of years of credited service actually taken into account under each Plan as of the date of his termination of employment, or, if earlier, the termination of the Pension Plan. The foregoing lump sum present value amount, shall be computed using the actuarial factors under the Pension Plan in effect on the date of the Executive's termination of employment or, if earlier, the termination of the Pension Plan.

             Notwithstanding the foregoing, in the event the Executive does not have two (2) full years remaining until the Executive's mandatory-retirement date under the Company's retirement policies, for purposes of this Section 7, the minimum two (2) year period set forth above shall automatically be reduced to the number of years and/or partial years (measured by months) remaining until such Executive's retirement. For example, if Executive terminated his employment for Good Reason six months before mandatory retirement, the minimum two (2) year period set forth above would be reduced from 2 to 1.5. For purposes of this Agreement, the mandatory retirement age of an Executive shall be 65.

     8.      Indemnification for Excise Tax.

            (a) Notwithstanding any other provisions of this Agreement, in the event that any of the payments or benefits received or to be received by the Executive in connection with a "change in control" (as defined in Section 280G of the Code) (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the change in control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)
                   (B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 8), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            (d) Preparation of Tax Return. The Company, at its expense, agrees to supply the Executive with advice from competent tax counsel as to whether said Executive must reflect and pay an excise tax under Sections 280G and 4999 of the Code on the filing of any federal income tax return of said Executive relating to the period or periods in which said Executive received payments or benefits under this Agreement which may result in the imposition of such an excise tax. If such tax counsel advises that such excise tax must be reflected and paid on such tax return, said Executive agrees to so reflect and pay such tax at which time the Company will reimburse said Executive in accordance with this Section 8. If such tax counsel advises that such excise tax need not be reflected and paid on such tax return, said Executive agrees to prepare and file his tax return in accordance with such advice. In either case the Company shall indemnify said Executive in accordance with Section 8(a) of this Agreement for any subsequent assessment of excise taxes made by the Internal Revenue Service under Section 4999 of the Code in accordance with the provisions of this Section 8.

            (e) Duty to Cooperate. The Executive agrees promptly to notify the Company in the event of any audit by the Internal Revenue Service ("IRS") in which the IRS asserts that any excise tax should be assessed against said Executive and to cooperate with the Company in contesting (at the Company's expense) any such proposed assessment. Said Executive agrees not to settle or compromise any such assessment without the Company's consent. If said Executive's failure to settle a proposed assessment with respect to such excise tax ("Proposed Assessment") at the direction of the Company is the reason his overall audit cannot be finally resolved, then said

                   Executive may demand that the Company consent to settle the Proposed Assessment. If the Company does not settle the Proposed Assessment, or consent to allow said Executive to settle, within sixty (60) days, the Company shall indemnify and hold harmless said Executive from any additional interest or penalties resulting from the delay in finally resolving the audit.

     9. Effect of Agreement on Other Contractual Rights. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan.

     10.    Restrictive Covenants.

            (a) During the term of this Agreement, Executive shall not, directly or indirectly, without the prior written consent of the Company, provide consultative service to (with or without pay), own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, officer, director, employee or otherwise) any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with the Company (a "Competitor of the Company"); provided that, the "beneficial ownership" by Executive, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations Exchange Act, of not more than five percent (5%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

            (b) Confidential Information. Executive acknowledges that in his employment hereunder he occupies a position of trust and confidence. During the term of the Agreement and for all periods thereafter, Executive shall not, except as may be required to perform his duties hereunder or as required by applicable law, and except for information which is or becomes publicly available other than as a result of a breach by the Executive of the provisions hereof, disclose to others or use, whether directly or indirectly, any Confidential Information. Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. The Executive agrees to deliver or return to the Company, at the Company's request at any time or upon termination or expiration of his employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Executive during the term of his employment by the Company.

            (c) Business Diversion. During the term of this Agreement and any Severance Period thereafter, Executive shall not, directly or indirectly, influence or attempt to influence customers or suppliers of the Company to divert their business to any Competitor of the Company.

            (d) Nonsolicitation. Executive recognizes that he will possess confidential information about other employees of the Company, relating to, among other things, their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers and customers of the Company. Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company and will be acquired by him because of his business position with the Company. Executive agrees that, during the term of this Agreement and for one (1) year thereafter, he will not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by him or by any other person on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company.

     11.    Successors; Binding Agreement.

            (a) In connection with any agreement to which it is a party, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
                   Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

            (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     12. Notice/Notice of Termination. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company - Farmers Group, Inc., 4680 Wilshire Boulevard, Los Angeles, California 90010, Attention: Secretary; and if to the Executive at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. Any purported termination of the Executive's employment by the Company or the Executive hereunder shall be communicated by a Notice of Termination to the other party as set forth herein. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision of Sections 6(b), (c) and (d) hereof.

     13.    Definitions.

            Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 13.

            (a) Beneficial Owner. "Beneficial Owner" shall have the meaning of such term as defined in Rule 13d-3 of the Exchange Act.

            (b) Cash Compensation. "Cash Compensation" shall mean the sum of (x) the average of the final three (3) year's base salary of the Executive, and (y) an amount equal to the sum of (i) the average of the final three (3) year's cash bonus paid to the Executive under the EIP or any other bonus plan of the Company, for any of the fiscal years ended during the term of this Agreement, and (ii) the average of the amounts allocated to the Executive under the Employee's Profit Sharing and Savings Trust for such years.

            (c) Cause. "Cause" shall mean: (i) the commission of a felony (other than driving while intoxicated or while under the influence of alcohol or drugs), (ii) the engaging by Executive in misconduct involving dishonesty which is injurious to the Company, monetarily or otherwise or which is inimical to the effective performance of the Executive's duties, (iii) a willful dereliction of duty or intentional and malicious conduct contrary to the best interests of the Company or its business if such dereliction of duty or misconduct is not corrected within thirty (30) days after written notice hereof from the Company, (iv) a refusal to perform reasonable services customarily performed by the Executive (other than by reason of a Disability); unless such refusal, if capable of being corrected, is corrected within thirty (30) days after written notice thereof from the Company, or (v) the Executive's engaging in conduct that violates the Restrictive Covenants set forth in Section 10 hereof.

            (d) Change in Control. A "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 30% or more of the combined voting power of the then outstanding securities of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iv) below; or

                   (ii) members of the public become the Beneficial Owners, directly or indirectly, of securities of the Company (other than Parent) representing 60% or more of the combined voting power of the then outstanding securities of the Company; or

                   (iii) the following individuals cease for any reason to
                         constitute a majority of the number of directors of the Board then serving: individuals who, on the date hereof, constitute such board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by such board or nomination for election by stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                   (iv) there is consummated a merger or consolidation of the Company, Parent or any direct or indirect subsidiary of the Company with any other corporation, other than
                         (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent, the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of Parent or the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company, other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                   (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company, to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            (e) Confidential Information. "Confidential Information" shall mean information about the Company and its respective suppliers, clients and customers that is not disclosed by the Company for financial reporting purposes and that was learned by Executive in the course of his employment hereunder, including (without limitation) proprietary knowledge, trade secrets, market research, data, formulae, information and supplier, client and customer lists and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information.

            (f) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, and (iv) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected).

            (g) Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" if it occurs within twelve (12) months of any of the following without the Executive's express written consent:

                   (i) a reduction by the Company in the Executive's annual Cash Compensation as in effect on the date hereof or as in effect from time to time if such amounts are increased during the term of this Agreement;

                   (ii) any failure by the Company to continue in effect without substantial change any Benefit Plan, or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan (including a more than 10% reduction from the highest percentage of available EIP award paid in the three (3) immediately preceding calendar years to the Executive) or deprive the Executive of any material fringe benefit currently enjoyed by the Executive unless an equitable substitute arrangement (embodied in an ongoing substitute or alternative Benefit Plan) has been made for the benefit of the Executive with respect to the Benefit Plan in question;

                   (iii) any material breach by the Company of any provision of this Agreement which, if capable of being rectified by the Company, is not rectified within thirty (30) days of notice (which notice specifies the nature of such breach);

                   (iv) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company; or

                   (v) any purported termination of the Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 12 above, and for purposes of this Agreement, no such purported termination shall be effective.

                   Notwithstanding the foregoing, (a) a change in the Executive's title, (b) the assignment to the Executive by the Company of duties inconsistent with or substantially different in nature or status to the Executive's responsibilities on the date hereof or (c) the transfer from time to time of the Executive by the Company to a place of employment different than the Executive's place of employment on the date hereof or on any subsequent date, shall not constitute "Good Reason" hereunder.

            (i)    Parent.   "Parent" shall mean the ultimate controlling
                   parent of the Company.

            (j)    Person.   "Person" shall have the meaning of such term as
                   used in Section (3)(a)(9) of the Exchange Act.

            (k) Potential Change in Control. A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                   (i) the Company, Parent or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                   (ii) in connection with the purchase of the voting securities of the Company, any person, or group of persons, file or are required to file, an application seeking approval of insurance regulatory authorities relative to the acquisition of control of a domestic insurer or reciprocal exchanges;

                   (iii) the Company or Parent enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                   (iv) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (other than Parent) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company).

                   For purposes of this Agreement, a Potential Change in Control shall be deemed to have been abandoned if, prior to a Change in Control (and provided that no Change in Control occurs within 180 days thereafter), (A) in connection with a Potential Change in Control described in (k)(i) above, an announcement is made recanting such intention, (B) in connection with a Potential Change in control described in
                   (k)(ii) above such approval is formally rejected, (C) in connection with a Potential Change in Control described in
                   (k)(iii) above, such agreement is abandoned prior to consummation, (D) in connection with a Potential Change in Control described in (k)(iv) above, such Person ceases to be a Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of such securities; or (E) the Board adopts a resolution to the effect that, for purposes of this Agreement, such Potential Change in Control has been abandoned.

     14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this agreement.

     15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     17. Mediation. Before any party commences an action for damages or other relief (except injunctive relief that is sought by the Company for an alleged violation of Section 10 of this Agreement), Executive and the Company agree to submit any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity thereof (a "Dispute") to non-binding mediation. The mediation provided for in this Section shall occur before a retired judge who shall be selected by the parties from JAMS/Endispute. If the parties are unable to agree upon a mediator, a mediator will be selected from JAMS/Endispute pursuant to its applicable rules then in existence. The mediation shall occur within 45 days following the appointment of the mediator. In connection with the mediation, each party shall bear his or its own attorneys' fees and costs and the mediator's fee shall be paid in equal shares by the parties to the mediation. Notwithstanding the foregoing, the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 10 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond and, provided further that, the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     18. Controlling Law. This Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with laws of the State of California (excluding its conflict of laws, principles, statutes or other similar laws) including all matters of construction, validity, performance and enforcement.

     19. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

FARMERS GROUP, INC., a Nevada corporation



By:   /s/    Jason L. Katz
   -------------------------------
Name:        Jason L. Katz
Title:       Senior Vice President and
             General Counsel


Paul G. Secord


/s/   Paul G. Secord
------------------------------
         (Signature)

      Paul G. Secord
------------------------------
           (Name)